                                                                 EXHIBIT 10.100

                       AGREEMENT FOR PURCHASE OF ASSETS
                       --------------------------------


     THIS AGREEMENT FOR PURCHASE OF ASSETS is made and effective as of the 1st day of August, 2000, by and among TARRANT MEXICO, S. de R.L. de C.V., a corporation organized under the laws of the Republic of Mexico (the "Purchaser"), CONFECCIONES JAMIL, S.A. de C.V. and INMOBILIARIA CUADROS, S.A. de C.V., corporations organized under the laws of the Republic of Mexico (collectively, the "Sellers"), and ABRAHAM CARAM CHAPUR, AZIZ CARAM ABUD, GEORGINA ANDREA CARAM BORGE, LUIS ALFONSO CARAM BORGE, AMIN ANTONIO SAIDEN CARAM and GABRIEL FELIX CHINELY SEADE ROSA LIZETH NACIF BENAVIDES, JORGE ECHEVARRIA VAZQUEZ (collectively, the "Shareholders" ), with respect to the following facts:

     A. Confecciones Jamil S.A. de C.V., is engaged in the manufacturing of apparel, among other businesses.

     B. Inmobiliaria Cuadros S.A. de C.V., is engaged in the development and sale of real estate among other businesses.

     C. The Shareholders own all the issued and outstanding capital stock of the Sellers.

     D. The Purchaser desires to purchase from the Sellers, and the Sellers desire to sell to the Purchaser, certain assets, all upon the terms and conditions contained herein.

     ACCORDINGLY, subject to the terms and conditions of this Agreement, and on the basis of the premises, representations, warranties and agreements contained herein, the parties hereto agree as follows:

     1.   PURCHASE AND SALE OF ASSETS
          ---------------------------

     1.1  Purchase and Sale.
          -----------------

          (a) Confecciones Jamil S.A. de C.V. and Inmobiliaria Cuadros S.A. de C.V. shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase and take from such Sellers, on the dates and under the terms described in Section 1.2 and Schedule 1.2(b) therein, the machinery and equipment ("Machinery and Equipment"), the real property and facilities for the manufacture of wearing apparel located in in the Plant ("Real Property") and the other assets as set forth on Schedule 1.1(a) of the Sellers which are used in connection with the manufacturing of apparel, as the same shall exist on the respective Closing Date (together the Machinery and Equipment, Real Property and other assets, the "Assets").
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          (b) Notwithstanding Section 1.1(a), the Sellers shall not sell, assign, transfer, convey or deliver to the Purchaser hereunder, and shall retain, the property and assets of the Sellers set forth on Schedule 1.1(b).
                                                            ---------------

     1.2  Purchase Price.
          --------------

          (a) In consideration of the sale of the Assets to the Purchaser, the Purchaser shall pay or deliver to the Sellers the following (the "Purchase Price"):

              (i) the sum of U.S. $3,189,156.68 shall be paid in cash to Confecciones Jamil S.A. de C.V., on or before the Initial Closing Date (as defined below).

              (ii) the sum of U.S. $7,810,843.311 shall be paid in cash to Inmobiliaria Cuadros S.A. de C.V., on or before the Subsequent Closing Date (as defined below).

          (b) The Purchase Price shall be allocated among the Assets and paid as set forth on Schedule 1.2(b).
             ---------------

     1.3  Assumption of Liabilities.
          -------------------------

          (a) Except as provided in Section 1.3(c), the Purchaser shall purchase and take the Assets from Sellers free and clear of all liens, claims, charges, encumbrances, security interests, equities, restrictions on use, liabilities, obligations, expenses and debts ("liabilities") related to Confecciones Jamil S.A. de C.V. in connection with the Machinery and Equipment and other assets owned by such company that are part of this agreement and/or to Inmobiliaria Cuadros S.A. de C.V. in connection with the Real Property being such liabilities known and unknown, whether absolute, contingent, accrued or otherwise, including, but not limited to, liens, claims, charges, encumbrances and restrictions attributable to Inmobiliaria Cuadros S.A. de C.V., on the use, possession, and ownership of (i) "Parcelas 168 Z-1 P2, 169 Z-1 P2/2, and 176 Z-1 P2/2 of Ejido Pantzingo, Municipio de Ajalpan, Puebla" and constructions therein, and (ii) those liabilities set forth in Schedule 1.3(a).
                                                 ---------------

          (b) Confecciones Jamil S.A. de C.V. and its shareholders and Inmobiliaria Cuadros S.A. de C.V. and its shareholders respectively and only with regard to the assets that each of such Sellers and its shareholders own shall pay or perform, and shall defend, indemnify and hold harmless the Purchaser from, any and all liabilities which arise or result from or are related to, directly or indirectly, the Assets or the business or operations with the Sellers or the Shareholders, or any of them, including, but not limited to, those liabilities, losses, deprivations of use, possession or ownership related directly or indirectly with "Parcelas 168 Z-1 P2, 169 Z-1 P2/2, and 176 Z-1 P2/2 of Ejido Pantzingo, Municipio de Ajalpan, Puebla" and constructions therein, whether the same arise before or after the relevant

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Closing Date, other than those liabilities expressly assumed by the Purchaser under Section 1.3(c).

          (c) Notwithstanding anything to the contrary contained in this Section 1.3, the Purchaser shall assume, perform and hold the Sellers harmless from those liabilities set forth on Schedule 1.3(c) (other than such liabilities as
                               ---------------
are payable on or before the relevant Closing Date or as to which the Sellers are then in default).

          (d) The Purchaser shall have the right, but not the obligation, to pay any amount or to perform any obligations which the Purchaser, in its sole and absolute discretion, determines is payable or is required to be performed by Confecciones Jamil S.A. de C.V. or its shareholders under that certain Contrato Colectivo de Trabajo, dated August 5, 1998, between Confecciones Jamil, S.A. de C.V. and Sindicato Nacional de Trabajadores de la Industria de la Costura, Corte, Confeccion, Bordados y Similares de la Republica Mexicana (the "Collective Bargaining Agreement"). The assumption of labor liabilities are specifically indicated on that certain agreement entered into by and between the Purchaser and Confecciones Jamil, S.A. de C.V. dated August 1, 2000 (the "Labor Agreement") attached hereto as Exhibit A. The Purchase Price shall be reduced
                               ---------
by any such amount paid or the cost to the Purchaser of any such obligation performed. The Purchaser shall have the right (i) to set off any such amount or cost against any portion of the Purchase Price then payable to Confecciones Jamil S.A. de C.V. or (ii) to demand that Confecciones Jamil S.A. de C.V. and its shareholders reimburse the Purchaser therefore promptly on demand, and the Confecciones Jamil S.A. de C.V. and its shareholders, jointly and severally, shall do so.

     1.4  Delivery of Assets.
          ------------------

          (a) Delivery of possession of the Real Property by Inmobiliaria Cuadros S.A. de C.V. shall be deemed to have occurred for all purposes at 11:59 P.M. (local time) the day before the Subsequent Closing Date, and all risk of loss, whether or not covered by insurance, shall be on the Inmobiliaria Cuadros S.A. de C.V. until such date and time and on the Purchaser thereafter. Delivery of possession of the Machinery and Equipment and other assets owned by Confecciones Jamil S.A. de C.V. that are a part of this agreement shall be deemed to have occurred for all purposes at 11:59 P.M. (local time) the day before the Initial Closing Date, and all risk of loss, whether or not covered by insurance, shall be on Confecciones Jamil S.A. de C.V. until such date and time and on the Purchaser thereafter.

          (b) On the Subsequent Closing Date, Inmobiliaria Cuadros S.A. de C.V. shall deliver to the Purchaser at the Plant (as defined below) physical possession of the Real Property wherever located. On the Initial Closing Date, Confecciones Jamil S.A. de C.V. shall deliver to the Purchaser at the Plant physical possession of the Machinery and Equipment, wherever located. With respect to any Assets which cannot be physically delivered because they are in the possession of third parties, or otherwise, the Sellers respectively shall give irrevocable instructions to the party in possession thereof that all right, title and interest in and to the same shall have been vested in the Purchaser, and shall take such further action and execute and deliver such further documents, at the Sellers' sole cost and expense, as the Purchaser reasonably may request to cause any such person to deliver any

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Assets held by it to the Purchaser at the Plant. The term "Plant" shall mean that certain manufacturing facility located at Carretera Tehuacan-Teotitlan, Km. 18, Ajalpan, Puebla, C.P. 75910, Mexico.

          (c) On or before the Initial Closing Date, Confecciones Jamil S.A. de C.V. and its shareholders shall execute and deliver all such invoices, deeds, bills of sale, import documentation ("pedimentos de importacion"), assignments, consents and other documents and instruments of conveyance, transfer, assignment and further assurances as shall be necessary or desirable, in the reasonable opinion of counsel to the Purchaser, to vest in or to confirm in the Purchaser good title in and to the Machinery and Equipment. On the Initial Closing Date, and from time to time thereafter, at the request of Confecciones Jamil S.A. de C.V., the Purchaser shall execute and deliver to such party all such instruments of assumption as shall be necessary or desirable, in the reasonable opinion of counsel to Confecciones Jamil S.A. de C.V., to reflect the assumption by the Purchaser of those liabilities of such seller expressly assumed by the Purchaser under Section 1.3(c).

          (d) On the Subsequent Closing Date, and from time to time thereafter, at the request of the Purchaser, Inmobiliaria Cuadros S.A. de C.V., and its shareholders shall execute and deliver to the Purchaser all such deeds, bills of sale, endorsements, assignments, consents and other documents and instruments of conveyance, transfer, assignment and further assurances as shall be necessary or desirable, in the reasonable opinion of counsel to the Purchaser, to vest in or to confirm in the Purchaser good title in and to the Real Property and other assets, including, but not limited to, the execution of public deeds in accordance with Mexican law, for the acquisition of the Real Property and all the legal consents, notices, and assurances by members of the "Ejido Pantzingo" and relatives of the "Ejidatarios" and "avecindados" therein in accordance with Articles 23, 80 and 84 of the "Ley Agraria". On the Subsequent Closing Date, and from time to time thereafter, at the request of the Sellers, the Purchaser shall execute and deliver to Inmobiliaria Cuadros S.A. de C.V., all such instruments of assumption as shall be necessary or desirable, in the reasonable opinion of counsel to Inmobiliaria Cuadros S.A. de C.V., to reflect the assumption by the Purchaser of those liabilities of Inmobiliaria Cuadros S.A. de C.V., expressly assumed by the Purchaser under Section 1.3(c).

     1.5  Closing.  The purchase and sale of the Machinery and Equipment
          -------
contemplated by this Agreement shall take place at 10:00 A.M. (local time) on September 1, 2000 at the offices of Manatt, Phelps & Phillips S.C. located at Paseo de los Tamarindos No. 400, Torre "A" Piso 5, Col. Bosques de las Lomas 05120, Mexico D.F., or at such other time or place as may be mutually agreed upon by the parties in writing. The date on which the purchase and sale of the Machinery and Equipment contemplated by this Agreement shall take place is referred to herein as the "Initial Closing Date." The purchase and sale of the Assets (other than Machinery and Equipment) contemplated by this Agreement shall take place at 10:00 A.M. (local time) on the third business day after the conditions set forth in Section 5 have been satisfied or waived at the offices of Manatt, Phelps & Phillips S.C. located at Paseo de los Tamarindos No. 400, Torre "A" Piso 5, Col. Bosques de las Lomas 05120, Mexico D.F., or at such other time or place as may be mutually agreed upon by the parties in writing. The date on which the purchase and sale of the Assets (other than the Machinery and Equipment) contemplated by this Agreement shall take place is referred to herein as the "Subsequent Closing Date." The obligation of any party to consummate the purchase and sale of the Assets contemplated by this Agreement may be terminated by such party after May 31, 2001, if such purchase and sale shall not have occurred by the close of business on that date, providing the terminating party is not in default of any of its obligations hereunder. On the respective Closing Date, the Sellers and Shareholders shall deliver to the Purchaser the Assets in accordance with Section 1.4(b) and the instruments of transfer referred to in Sections 1.4(c) and 1.4(d), against receipt of the Purchase Price and the instruments of assumption referred to in
Section 1.4(c) and 1.4(d). All deliveries shall be considered to have taken place simultaneously as a single transaction on each Closing Date, and no delivery shall be considered to have been made until all deliveries are completed.

     2.  REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND THE SHAREHOLDERS
         ------------------------------------------------------------------

     The Sellers and the Shareholders, jointly and severally, hereby represent and warrant to the Purchaser that their statements set forth in Sections 2.1 through 2.18 are true and correct.

     2.1  Authority to Enter Agreement and Enforceability.  The Sellers and the
          -----------------------------------------------
Shareholders each have all requisites, rights, powers and authorities to execute, deliver and perform their respective obligations under this Agreement and the other agreements and instruments contemplated hereby, including, but not limited to, the sale, assignment, transfer, conveyance and delivery of the Assets to the Purchaser, without obtaining the approval or consent of any other party, governmental body or authority, other than as described in Section 5.1(h); all proceedings have been taken and all authorizations have been secured by the Sellers and the Shareholders which are necessary to authorize the execution, delivery and performance of this Agreement and the other agreements and instruments contemplated hereby; and this Agreement and each of the other agreements and instruments contemplated hereby is a legal, valid and binding agreement of the Sellers and the Shareholders and is enforceable against each of them in accordance with its terms.

     2.2  Organization and Standing.  The Sellers are corporations duly
          -------------------------
organized, validly existing and in good standing under the laws of the Republic of Mexico, with all requisite power and authority (corporate and other) to own, lease and operate their properties and assets as now owned, leased or operated and to carry on their businesses as now conducted, and are duly qualified to do business and are in good standing in each jurisdiction in which the conduct of their businesses or the ownership, lease or use of their properties makes such qualification necessary.

     2.3  Ownership of Shares.  The Shareholders own all the issued and
          -------------------
outstanding shares of the capital stock of the Sellers free and clear of any liens, claims, encumbrances, security interests, equities, restrictions on transfer, preemptive rights or other defects in title of any kind or description. There are no options, warrants, rights or other agreements or commitments outstanding or in existence which provide for the issuance of capital stock or other securities of the Sellers, and there are no securities outstanding or in existence which are convertible into or exchangeable for capital stock or other securities of the Sellers.

     2.4  Financial Data.  Schedule 2.4A hereto contains a statement of the
          --------------   -------------
salaries of all employees of Confecciones Jamil S.A. de C.V., as of the date hereof. Schedule 2.4B hereto contains a true and complete list of all
         -------------
liabilities or obligations of the Sellers, whether contingent or absolute, direct or indirect, matured or unmatured, as of the date hereof, and neither the Sellers nor the Shareholders know of any basis for the assertion of any such liabilities or obligations which are not set forth on Schedule 2.4B. Such
                                                      -------------
schedules (i) were compiled from the accounting books and records of the Sellers and (ii) accurately and completely set forth the information contained in such accounting books and records with respect to the salaries and liabilities set forth thereon.

     2.5  Trademarks, Patents, Etc.  The Sellers use and own no trade names,
          ------------------------
trademarks, patents, copyrights or registrations or applications therefore in connection with, and none is required for, the manufacturing of apparel by means of the Assets. The Sellers are not infringing any trade name, trademark, patent, copyright or other right of any third party in connection with their apparel manufacturing business.

     2.6  Tax Matters.  The Sellers have properly prepared and filed returns for
          -----------
and paid in full all federal, state, local and foreign taxes, assessments and penalties to the extent such filings and payments are required prior to the date hereof, and there is no outstanding or proposed deficiency by any federal, state, local or foreign government with respect to any tax period. As of the date hereof, the Sellers are not the beneficiaries of any extension of time to file any tax return or pay any taxes and have no liability with respect to taxes of any kind, whether or not assessed. The Sellers have properly registered before all federal, state and local tax authorities and the Instituto Mexicano del Seguro Social ("IMSS"), Instituto del Fondo Nacional Para La Vivienda de Los Trabajadores ("Infonavit"), Fondo Nacional Para El Consumo de Los Trabajadores ("Fonacot") and Sistema de Ahorro Para El Retiro ("SAR"). The term "taxes" shall include, but is not limited to, income taxes, value added taxes, asset taxes, payroll taxes, import duties, real property taxes, contributions payments and assessments regarding IMSS, Infonavit, Fonacot and SAR.

     2.7  Insurance.  The Sellers maintain, and will maintain from the date
          ---------
hereof to the respective Closing Date, in full force and effect insurance policies with financially sound and reputable insurers on the Assets of a character usually insured by companies engaged in the same or similar businesses against loss or damage of the kinds and in the amounts customarily insured against by such companies.

     2.8  Litigation.  There are no suits, actions or legal, administrative,
          ----------
arbitration or other proceedings or investigations pending or threatened by, against or involving the Sellers or, with respect only to those suits, actions, proceedings or investigations arising out of the Sellers' business, pending or threatened by, against or involving the Shareholders or any of the Sellers' officers, directors, shareholders, employees or agents.

     2.9  Compliance with Laws and Other Instruments.  Except as set forth in
          ------------------------------------------
Schedule 2.13, the Sellers' businesses have been and are being conducted in
-------------
accordance with all applicable laws, ordinances, rules and regulations of all authorities. The Sellers are not in violation of, or in default under, any term or provision of their Escritura Constitutiva or Estatutos Sociales (as amended or revised) or of any lien, indenture, mortgage, lease, agreement, instrument, commitment or other arrangement, or subject to any restriction of any kind or character, which could adversely affect the Sellers' businesses or the Assets. The execution and delivery of this Agreement and the other agreements and instruments contemplated hereby, and the consummation of the transactions contemplated herein and therein, will not conflict with or result in the breach of any term or provision of, or constitute a default under, the Escritura Constitutiva or Estatutos Sociales (as amended or revised) of the Sellers, or any statute, order, judgment, writ, injunction, decree, license, permit, approval, authorization, rule or regulation of any court or any governmental or regulatory body, or any agreement, lease, contract, document, instrument, commitment, obligation or arrangement of any kind or nature to which it is a party or by which the Sellers are bound.

     2.10  Brokerage and Finder's Fees.  The Sellers and the Shareholders have
           ---------------------------
not incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

     2.11  Employment Agreements.  Schedule 2.11 contains a complete and correct
           ---------------------   -------------
list of all agreements of Confecciones Jamil S.A. de C.V., with employees or independent contractors not cancelable at will and all employee benefit plans, including, but not limited to, (i) any collective bargaining agreement, (ii) any agreement or plan which contains any obligation, liability or commitment for any vacation pay, severance or termination pay, sick or disability pay, pension or retirement benefits, bonuses or profit sharing, deferred or delayed wages of any kind, commissions or incentive compensation or (iii) any group medical, dental, vision, health, hospitalization or disability insurance plans, relating to the manufacturing of apparel by means of the Assets, or to any person employed in connection therewith. Confecciones Jamil S.A. de C.V., has performed all of its obligations required to be performed under all such agreements and plans, and is not in default or in arrears under any of the respective terms thereof. Confecciones Jamil S.A. de C.V.'s relationships with all employees or independent contractors are satisfactory.

     2.12  Inventories.  All inventory of Confecciones Jamil S.A. de C.V.,
           -----------
including, but not limited to, raw materials, work in process and finished goods, are of good, usable and merchantable quality.

     2.13  Environmental Matters.
           ---------------------

     (a) Except as set forth on Schedule 2.13, the Sellers have not (i) breached
                                -------------
or been notified by any governmental or regulatory authority that it has breached

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

any Environmental Law (as defined below), (ii) released any Hazardous Substance (as defined below) or (iii) become aware of the release or presence of any Hazardous Substance on any property owned, leased or occupied by the Sellers. There are no underground storage tanks on property owned, leased or occupied by the Sellers.

          (b) For purposes of this Section 2.13, (i) "Environmental Law" means all laws relating to the protection of the environment, to human health and safety or to any environmental activity, including, without limitation, (x) Ley General del Equilibrio Ecologico y La Proteccion al Ambiente, its related regulations and administrative orders or provisions, including, but not limited to, those pertaining to environmental impact, hazardous waste, air pollution, water pollution or noise pollution, and any other specific laws, regulations or administrative orders or provisions relating to air, soil, ground or water pollution or contamination, (y) all other requirements pertaining to the reporting, licensing, permitting, investigation or remediation of emissions, discharges, releases or threatened releases of any Hazardous Substance into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of any Hazardous Substance and (z) all other requirements pertaining to the protection of the health and safety of employees or the public, and (ii) "Hazardous Substance" means any substance that (x) is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, radon gas or related materials, (y) requires investigation, removal or remediation under any Environmental Law, or is defined, listed or identified as a "hazardous waste" or "hazardous substance" thereunder or (z) is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or is regulated by any governmental authority or Environmental Law.

     2.14  Employees.  Confecciones Jamil S.A. de C.V. has fully complied with
           ---------
its obligations under the Ley Federal de Trabajo, including, but not limited to, the timely payment in full of all wages, salaries, overtime payments, vacation and vacation bonus payments, seventh day payments, severance payments, holiday payments, Sunday work bonuses, seniority bonuses and annual bonuses ("aguinaldo") and the timely performance in full of all obligations relating to health and safety, training, internal regulations, working conditions and any other legally or contractually mandated fringe benefits or obligations.

     2.15  Assets.  Schedule 2.15 contains a complete and correct list of all
           ------   -------------
assets (including, but not limited to, real property, manufacturing facility, machinery, equipment, furniture, fixtures, and other tangible assets) owned by Sellers and Shareholders that are necessary for the conduct of, the apparel manufacturing business of Confecciones Jamil S.A. de C.V., as presently conducted. All such assets are owned by the Sellers free and clear of all liens, claims, charges, encumbrances, security interests, equities or restrictions on use of any kind or nature (collectively, "Liens") and are in good working condition and repair (subject to normal wear and tear) and are adequate for their intended uses.

     2.16  Agreements.  Schedule 2.16 contains a complete and correct list of
           ----------   -------------
all leases, contracts, agreements and commitments, whether written or oral, to which the Sellers are parties or by which they are bound. Each such agreement is in full force and effect and is a legal, valid and binding agreement of each party thereto and is enforceable against each party thereto in accordance with its terms; each party thereto is in compliance thereunder; and no event has occurred which through the giving of notice or the lapse of time could cause or constitute a default or the acceleration of any obligation of any party thereto or the creation of a lien or encumbrance upon the Assets.

     2.17  Absence of Certain Changes.  Since January 1, 2000, there has not
           --------------------------
been any material adverse change in the condition (financial or other), net worth, property, assets, earnings, liabilities, capitalization, business, results of operations or prospects of the Sellers or the Assets.

     2.18  Material Misstatements or Omissions.  No representations, warranties
           -----------------------------------
or information furnished by the Sellers or the Shareholders to the Purchaser or any of its employees or agents, including, but not limited to, Ernst & Young LLP and Manatt, Phelps & Phillips S.C., in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements and facts contained therein not misleading.

     3.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
         -----------------------------------------------

     The Purchaser represents and warrants to the Sellers and their shareholders that the statements set forth in Sections 3.1 through 3.3 hereof are true and correct.

     3.1  Authority to Enter Agreement and Enforceability.  The Purchaser has
          -----------------------------------------------
all requisite right, power and authority to execute, deliver and perform its obligations under this Agreement and the other agreements and instruments contemplated hereby without obtaining the approval or consent of any other party, governmental body or authority, other than as described in Section 5.1(h); all proceedings have been taken and all authorizations have been secured by the Purchaser which are necessary to authorize the execution, delivery and performance of this Agreement and the other agreements and instruments contemplated hereby; and this Agreement and each of the other agreements and instruments contemplated hereby is a legal, valid and binding agreement of the Purchaser and is enforceable against it in accordance with its terms.

     3.2  Compliance with the Law and other Instruments.  The execution and
          ---------------------------------------------
delivery of this Agreement and the other agreements and instruments contemplated hereby, and the consummation of the transactions contemplated herein and therein will not conflict with or result in the breach of any term or provision of, or constitute a default under any statute, order, judgment, writ, injunction, decree, license, permit, approval, authorization, rule or regulation of any court or any governmental or regulatory body, or any agreement, lease, contract, document, instrument, commitment, obligation or arrangement of any kind or nature to which the Purchaser is a party or by which it is bound.

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

     3.3  Brokerage and Finder's Fees.  The Purchaser has not incurred any
          ---------------------------
liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

     4.  COVENANTS
         ---------

     4.1  Operation of the Assets.  During the period from the date of this
          -----------------------
Agreement to the respective Closing Date, the Sellers shall operate their businesses and the Assets as now operated and only in the ordinary course and shall take such actions as may be necessary to ensure that the representations and warranties of the Sellers set forth in this Agreement will be true and correct as of the respective Closing Date, and the Shareholders shall cause the Sellers to do so. By way of illustration only and not limitation, the Sellers shall take each such action as is set forth in Schedule 4.1 hereto, and the
                                               ------------
Shareholders shall cause the Sellers to do so.

     4.2  Access to Information.  The Sellers and the Shareholders shall give to
          ---------------------
the Purchaser and its counsel, accountants and other representatives full access during normal business hours throughout the period from the date of this Agreement to the Subsequent Closing Date to all of their properties, assets, books and records and all employees, independent contractors and agents, and shall furnish the Purchaser during such period with all such information concerning their businesses or the Assets as the Purchaser may request, and the Shareholders shall cause the Sellers to do so. No investigation or inquiry made by or on behalf of the Purchaser hereunder shall in any way affect or lessen the representations and warranties made by the Sellers and the Shareholders under this Agreement.

     4.3  Environmental Matters.  On or before the Subsequent Closing Date, the
          ---------------------
Sellers shall (i) remedy any breach of any Environmental Law arising before the Subsequent Closing Date in connection with or related to the Assets, the Plant or the apparel manufacturing business of Confecciones Jamil S.A. de C.V., including, but not limited to, those breaches of Environmental Laws set forth on
Schedule 2.13 or (ii) obtain the release of any liability therefor from the
-------------
appropriate governmental or regulatory authority, in each case without any material condition or restriction on the operation of the Plant, which remedy or release shall be acceptable to the Purchaser in all material respects.

     4.4  Agrarian Matters.  On or before the Subsequent Closing Date, the
          ----------------
Sellers shall or shall have caused Mr. Abraham Caram Chapur to comply with the provisions of the Agrarian Law for the transfer of property of "Parcelas 168 Z-1 P2, 169 Z-1 P2/2, and 176 Z-1 P2/2 of Ejido Pantzingo, Municipio de Ajalpan, Puebla, Mexico", including, but not limited to, the provisions in Articles 23, 80 and 84 of such Statute set forth on Schedule 4.4.4, and the provisions of
                                       --------------
other applicable laws, including, but not limited to, the Federal Civil Code, Civil Code for the State of Puebla and the Commerce Code.

          5.  CONDITIONS PRECEDENT
              --------------------

     5.1  Conditions Precedent to the Obligations of the Purchaser.  The
          --------------------------------------------------------
obligation of the Purchaser to consummate the transactions contemplated by this Agreement is expressly subject to the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by the Purchaser in writing):

          (a) All representations and warranties of the Sellers and the Shareholders contained in this Agreement shall be true and correct in all respects on the date hereof and as of the respective Closing Date as if made at and as of such date.

          (b) The Sellers and the Shareholders each shall have performed and satisfied all covenants and conditions required by this Agreement to be performed or satisfied by them on or prior to the respective Closing Date.

          (c) No action or proceeding shall have been instituted or threatened prior to or at the respective Closing Date or, in the reasonable opinion of counsel to the Purchaser, is likely to be instituted before any court or governmental body or authority the result of which could prevent or make illegal the consummation of the transactions contemplated hereunder, or which could adversely affect the Purchaser's use of the Assets.

          (d) Confecciones Jamil, S.A. de C.V. shall have executed and delivered to the Purchaser an agreement in the form of and containing the terms and conditions set forth in Exhibit A (the "Labor Agreement").
                        ---------

          (e) There shall not have occurred any adverse change in the business, property, assets, operations, condition (financial or other) or prospects of the businesses of the Sellers or the Assets.

          (f) The Board of Directors of the Purchaser, in its good faith judgment, after consultation with legal counsel, shall not have withdrawn or modified its approval or recommendation of this Agreement and the transactions contemplated hereby (having determined that it is necessary to do so to comply with its fiduciary duties to the shareholders of the Purchaser under applicable law).

          (g) Confecciones Jamil S.A. de C.V. and its shareholders shall have delivered to the Purchaser all such original invoices, deeds, bills of sale, import documentation ("pedimentos de importacion"), assignments, consents and other documents and instruments of conveyance, transfer, assignment and further assurances as shall be necessary to confirm in the Purchaser good title in and to the Machinery and Equipment.

          (h) The Sellers and Shareholders shall have caused Mr. Abraham Caram Chapur to obtain all the legal consents, notices, and assurances by members of the "Ejido Pantzingo" and relatives of the "ejidatarios" and "avecindados" therein and his relatives, necessary in accordance with articles 80 and 84 of the "Ley Agraria" to execute the sale of the "Parcelas" 168 Z-1 P2, 169 Z-1 P2/2, and 176 Z-1 P2/2 in the "Municipio" of Ajalpan, Puebla, Mexico.

          (i) The execution and fulfillment of all legal conditions and requirements for the execution of a public deed ("escritura publica") before a Mexican Notary Public in accordance with Mexican Law in connection with the purchase of the Real Property.

     5.2  Conditions Precedent to the Obligations of the Sellers and the
          --------------------------------------------------------------
Shareholders.  The obligation of the Sellers and the Shareholders to consummate
------------
the transactions contemplated by this Agreement is expressly subject to the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by the Sellers or the Shareholders, as the case may be, in writing):

          (a) All representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all respects on the date hereof and as of the respective Closing Date as if made at and as of such date.

          (b) The Purchaser shall have performed and satisfied all covenants and conditions required by this Agreement to be performed or satisfied by it on or prior to the respective Closing Date.

          (c) No action or proceeding shall have been instituted or threatened prior to or at the Closing Date or, in the reasonable opinion of counsel to the Sellers or the Shareholders, is likely to be instituted before any court or governmental body or authority the result of which could prevent or make illegal the consummation of the transactions contemplated hereunder.

          (d) The Purchaser shall have executed and delivered to Confecciones Jamil S.A. de C.V. the Labor Agreement.

     6.   MISCELLANEOUS
          -------------

     6.1  Survival of Representations, Warranties and Agreements.  All
          ------------------------------------------------------
representations, warranties and agreements made by the parties in this Agreement (including, but not limited to, statements contained in any exhibit, schedule or certificate or other instrument delivered by or on behalf of any party hereto or in connection with the transactions contemplated hereby) shall survive each of the Closing Dates notwithstanding any investigations, inspections, examinations or audits made by or on behalf of any party.

     6.2  Indemnification.  Confecciones Jamil S.A. de C.V. and its shareholders
          ---------------
and Inmobiliaria Cuadros S.A. de C.V. and its shareholders (the "Indemnifying Parties") respectively and only with regard to the assets that each of such Sellers and its shareholders own and that are part of this agreement, jointly and severally, respectively shall indemnify, defend and hold harmless the Purchaser and its officers, directors, shareholders, employees, attorneys, accountants, affiliates, agents, successors and assigns, and any person who controls or is deemed to control any of them (the "Indemnified Parties"), from, against and in respect of any and all payments, damages, claims, demands, losses, expenses, costs, obligations and liabilities (including, but not limited to, reasonable attorneys' fees and costs, and the costs of investigation and preparation) (a "Loss") which, directly or indirectly, arise or result from or are related to any breach by any of the Indemnifying Parties of any of its or his representations, warranties, covenants or commitments under this Agreement or the Labor Agreement. The Indemnifying Parties, jointly and severally, shall reimburse each Indemnified Party on demand for any payment made or loss suffered by it at any time after the date hereof, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions in respect of any damages to which the foregoing indemnity relates. Consummation of the transactions contemplated hereunder shall not be deemed or construed to be a waiver of any right or remedy of any Indemnified Party, nor shall this section or any other provision of this Agreement be deemed or construed to be a waiver of any ground of defense by it. The obligation to advance or pay promptly on demand all amounts as they are incurred shall exist irrespective of the ultimate final judicial determination, and in the event of a dispute about amounts owed, such amounts shall be advanced as they are incurred pending resolution and final judicial determination. The Indemnifying Parties' obligations hereunder shall be in addition to any liability that they or any other person otherwise may have to the Indemnified Parties, and shall be binding upon, and inure to the benefit of, their heirs, representatives, successors and assigns, and shall inure to the benefit of the heirs, representatives, successors and assigns of each Indemnified Party.

     6.3  Third-Party Claims.  The Indemnified Party shall promptly notify the
          ------------------
Indemnifying Parties of the existence of any claim, demand or other matter involving liabilities to third parties to which the Indemnifying Parties' indemnification obligations could apply and shall give the Indemnifying Parties a reasonable opportunity to defend the same at their expense and with counsel of their own selection (who shall be approved by the Indemnified Party, which approval shall not be withheld unreasonably); provided, however, that (i) the
                                              --------
Indemnified Party shall at all times also have the right to fully participate in the defense at its own expense, (ii) if, in the reasonable judgment of the Indemnified Party, based upon the written advice of counsel, a conflict of interest may exist between the Indemnified Party and any of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume such defense on behalf of such Indemnified Party and (iii) the failure to so notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any liabilities that they may have hereunder or otherwise, except to the extent that such failure so to notify the Indemnifying Parties materially prejudices the rights of the Indemnifying Parties. If the Indemnifying Parties shall, within a reasonable time after said notice, fail to defend, the Indemnified Party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle the claim or other matter on behalf, for the account and at the risk and expense of the Indemnifying Parties. The Indemnifying Parties shall not compromise or settle the claim or other matter without the prior written consent of the Indemnified Parties. If the claim is one that cannot by its nature be defended solely by the Indemnifying Parties, the Indemnified Parties shall make available all information and assistance that the Indemnifying Parties may reasonably request; provided, however, that any
                                             --------
associated expenses shall be paid by the Indemnifying Parties as incurred.

     6.4  Notices. Any notice or other communication required or permitted
          -------
hereunder shall be in writing in the English language and shall be deemed to have been given (i) if personally delivered, when so delivered, (ii) if mailed, one (1) week after being placed in the United States mail, registered or certified, postage prepaid, addressed to the party to whom it is directed at the address set forth on the signature page hereof or (iii) if given by telecopier, when such notice or communication is transmitted to the telecopier number set forth on the signature page hereof and written confirmation of receipt is received. Each of the parties shall be entitled to specify a different address by giving the other parties notice as aforesaid.

     6.5  Entire Agreement.  This Agreement and the schedules and exhibits
          ----------------
hereto (which are incorporated herein by reference) constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver, unless otherwise expressly provided.

     6.6  Headings. Section and subsection headings are not to be considered
          --------
part of this Agreement and are included solely for convenience and reference and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

     6.7  Successors and Assigns.  All of the terms, provisions and obligations
          ----------------------
of this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, representatives, successors and assigns.

     6.8  Governing Law.  The validity, construction and interpretation of this
          -------------
Agreement shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.

     6.9  Counterparts. This Agreement may be executed simultaneously in two or
          ------------
more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     6.10 Third Parties.  Nothing in this Agreement, expressed or implied, is
          -------------
intended to confer upon any person other than the parties hereto and their respective heirs, representatives, successors and assigns any rights or remedies under or by reason of this Agreement.

     6.11 Attorneys' Fees.  In the event any party takes legal action to enforce
          ---------------
any of the terms of this Agreement, the unsuccessful party to such action shall pay the successful party's expenses (including, but not limited to, reasonable attorneys' fees and costs) incurred in such action.

     6.12  Further Assurances.  Each party hereto shall, from time to time at
           ------------------
and after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other parties reasonably may request to carry out the purpose and intent of this Agreement.

     6.13  Arbitration.  Any controversy arising out of or relating to this
           -----------
Agreement or the transactions contemplated hereby shall be referred to arbitration before the American Arbitration Association strictly in accordance with the terms of this Agreement and the substantive law of the State of California. The board of arbitrators shall convene at a place mutually acceptable to the parties in the State of California and, if the place of arbitration cannot be agreed upon, arbitration shall be conducted in Los Angeles. The parties hereto agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. Neither party shall institute a proceeding hereunder until that party has furnished to the other party, by registered mail, at least thirty (30) days prior written notice of its intent to do so.

     6.14  Construction.  This Agreement was reviewed by legal counsel for each
           ------------
party hereto and is the product of informed negotiations between the parties hereto. If any part of this Agreement is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by the parties. Each party hereto acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Agreement.

     6.15  Consent to Jurisdiction.  Subject to Section 6.13, each party hereto,
           -----------------------
to the fullest extent it may effectively do so under applicable law, irrevocably
(i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement; (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, (iii) agrees that a judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America, the State of California or the Republic of Mexico (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment and (iv) consents to process being served in any such suit, action or proceeding in the United States of America by mailing a copy thereof by United States mail, registered or certified, postage prepaid, return receipt requested, to CT Corporation at 818 West Seventh Street, Los Angeles, California 90017 (and each party hereby irrevocably appoints CT Corporation as its lawful agent to accept such service of process on behalf of such party). Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party.

     6.16  Expenses.  Each party shall bear the expenses incurred by it in
           --------
connection with the negotiation, execution and delivery of this Agreement and the other agreements and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby.

     6.17  Severable Provisions.  The provisions of this Agreement are
           --------------------
severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable.

     6.18  Taxes.  The Sellers shall pay timely any transfer, sales or other
           -----
taxes which may become due or payable by virtue of the transactions contemplated by this Agreement, other than the 2% transfer tax payable on the value of land and building and the 15% value added tax payable on the purchase price of the Assets other than land.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.


     Purchaser:                         TARRANT MEXICO, S. de R.L. de C.V.


                                        By /s/ [ILLEGIBLE SIGNATURE]
                                           ________________________________
                                           Authorized Representative
                                           3151 East Washington Boulevard
                                           Los Angeles, California  90023
                                           Telecopier:  (213) 881-0368


     Sellers:                           CONFECCIONES JAMIL, S.A. de C.V.



                                        By /s/ Abraham Chram Chapur
                                           ________________________________
                                           Authorized Representative
                                           Edgar Allan Poe #231
                                           Col. Polanco, C.P. 11550
                                           Mexico, D.F.
                                           Telecopier: (525) 255-1009


                                        INMOBILIARIA CUADROS, S.A. de C.V.



                                        By /s/ Kamel Nacif
                                           ________________________________
                                           Authorized Representative
                                           Edgar Allan Poe #231
                                           Col. Polanco, C.P. 11550
                                           Mexico, D.F.
                                           Telecopier: (525) 255-1009

     Shareholders:              INMOBILIARIA CUADROS, S.A. de C.V.


                                /s/ Rosa Lizeth Nacif Benavides
                                ____________________________
                                Edgar Allan Poe #231
                                Col. Polanco, C.P. 11550
                                Mexico, D.F.
                                Telecopier: (525) 255-1009


                                 /s/ Jorge Echevarria Vazquez
                                 ___________________________
                                 Edgar Allan Poe #231
                                 Col. Polanco, C.P. 11550
                                 Mexico, D.F.
                                 Telecopier: (525) 255-1009



Shareholders:                    CONFECCIONES JAMIL, S.A. de C.V.



                                 /s/ Abraham Caram Chapur
                                 __________________________
                                 Edgar Allan Poe #231
                                 Col. Polanco, C.P. 11550
                                 Mexico, D.F.
                                 Telecopier: (525) 255-1009


                                 /s/ Abraham Caram Abud
                                 _______________________________
                                 ABRAHAM CARAM ABUD
                                 Edgar Allan Poe #231
                                 Col. Polanco, C.P. 11550
                                 Mexico, D.F.
                                 Telecopier: (525) 255-1009

                                            /s/ Aziz Caram Abud
                                            _______________________________
                                            Edgar Allan Poe #231
                                            Col. Polanco, C.P. 11550
                                            Mexico, D.F.
                                            Telecopier: (525) 255-1009


                                            /s/ Georgina Andrea Caram Borge
                                            _________________________________
                                            Edgar Allan Poe #231
                                            Col. Polanco, C.P. 11550
                                            Mexico, D.F.
                                            Telecopier: (525) 255-1009


                                            /s/ Luis Alfonso Caram Borge
                                            _______________________________
                                            Edgar Allan Poe #231
                                            Col. Polanco, C.P. 11550
                                            Mexico, D.F.
                                            Telecopier: (525) 255-1009


                                            /s/ Amin Antonio Saiden Caram
                                            _______________________________
                                            Edgar Allan Poe #231
                                            Col. Polanco, C.P. 11550
                                            Mexico, D.F.
                                            Telecopier: (525) 255-1009

                                            /s/ GABRIEL FELIX CHIMELY SEADE
                                            _______________________________
                                            Edgar Allan Poe #231
                                            Col. Polanco, C.P. 11550
                                            Mexico, D.F.
                                            Telecopier: (525) 255-1009

                                SCHEDULE 1.1(a)

                                Purchased Assets
                                ----------------

1. All furniture, fixtures, machinery, instruments, equipment, buildings, motor vehicles, tooling, spare parts, supplies and other tangible personal property and assets which are used by the Sellers in connection with the manufacturing of apparel, whether or not reflected on the books and records of the Sellers and wherever locate which are listed on Schedule 2.15;

2. All of the Sellers right, title and interest in, to and under those leases, contracts, agreements and commitments, to the extent unperformed at the Closing Date, which are listed on Schedule 2.16;
                                      -------------

3. That certain Real Property commonly known as "Parcelas 168 Z-1 P2, 169 Z-1 P2/2, and 176 Z-1 P2/2 of Ejido Pantzingo, Municipio de Ajalpan, Puebla, Mexico", and the facilities for the manufacture of wearing apparel and constructions therein.

4.  All deposits and prepaid taxes and expenses attributable to the Assets;

5. All books and records relating to the Assets and the operation thereof, including, but not limited to, operating manuals, purchase agreements and manufacturers' warranties;

6. All personnel records of employees of the Sellers who are employed by the Purchaser after the Closing Date; and

7. All insurance proceeds arising in connection with damage to the Assets occurring from the date hereof to the Closing Date.

                                SCHEDULE 1.1(b)

                                Retained Assets
                                ---------------


         All assets which are not included and listed in schedule 2.15

                                SCHEDULE 1.2(b)

                          Allocation of Purchase Price
                          ----------------------------


The total Purchase Price is the amount of U.S. $11,000,000.00. The Purchase Price will be allocated among the Assets as follows:

(i) U.S. $3,189,156.68 to the purchase of the Machinery and Equipment and other assets described in schedule 2.15 and evidenced by invoices 561, 574, 563, 564, 565, 566, 567, 568, 569, 570, 571, 572, 573, 575 herein attached as schedule 2.15 that are sold to the Purchaser by Confecciones Jamil S.A. de C.V.

(ii) U.S. $7,810,843.311to the purchase of the Real Property commonly known as "Parcelas 168 Z-1 P2, 169 Z-1 P2/2, and 176 Z-1 P2/2 of Ejido Pantzingo, Municipio de Ajalpan, Puebla, Mexico" and facilities for the manufacture of wearing apparel and constructions therein.

                                SCHEDULE 1.3(a)

                              Excluded Liabilities
                              --------------------

1. Any liabilities arising from, resulting from or related to, directly or indirectly, (i) the infringement of any trade name, trademark, patent, copyright, or other intellectual property right of any person, (ii) the failure to timely pay any taxes, (iii) any suits, actions or legal, administrative, arbitration or other proceedings or investigations, (iv) any violation of or default under the Sellers' Escrituras Constitutivas or Estatutos Sociales, or any lien, indenture, mortgage, lease, agreement, instrument, commitment or other arrangement, or any statute, order, judgment, writ, injunction, decree, license, permit, approval, authorization, rule or regulation, (vi) the failure to comply in full including but not limited with articles 80 and 84 and related provisions of the "Ley Agraria" in connection with the privatization procedure of the "Parcelas" 168 Z-1 P2, 169 Z-1 P2/2, and 176 Z-1 P2/2 of Ejido Pantzingo, Municipio de Ajalpan, Puebla, Mexico,(v) the failure by Confecciones Jamil S.A. de C.V. to comply in full with the Ley Federal de Trabajo or to pay when due any amounts due under employment agreements or employee benefit plans, or (vi) any breach of any Environmental Law or any release of a Hazardous Substance.

2. Any amounts payable to Casa Diaz de Maquinas de Coser S.A. de C.V. by Confecciones Jamil S.A. de C.V. or its shareholders.

                                SCHEDULE 1.3(c)

                              Assumed Liabilities
                              -------------------


     1. All obligations of the Sellers under those certain leases, contracts, agreements and commitments which are listed on Schedule 2.16 (other than such
                                               -------------
obligations as are then payable or as to which the Sellers are then in default) to the extent such obligations are unperformed on the Closing Date; provided,
                                                                    --------
however, any obligation of the Sellers under the Collective Bargaining Agreement shall be assumed by the Purchaser only to the extent and subject to the limitations contained in the Labor Agreement.

                                 SCHEDULE 2.4B

                                  Liabilities
                                  -----------


                                      NONE

                                 SCHEDULE 2.4A

                                    Salaries
                                    --------


     1.  Those salaries set forth on Exhibit A to Labor Agreement.
                                     ---------

                                 SCHEDULE 2.11

                             Employment Agreements
                             ---------------------


     1.  All such employee benefit plans as are required by law.

     2.  Collective Bargaining Agreement.

     3.  Individual Labor Agreements

                                 SCHEDULE 2.13

                             Environmental Matters

                                      None

                                 SCHEDULE 2.15

                                     Assets
                                     ------

(i) The Machinery and Equipment and other assets included on invoices 561, 574, --- 563, 564, 565, 566, 567, 568, 569, 570, 571, 572, 573, 575, herein attached;

(ii) (ii) The Real Property known as "Parcelas 168 Z-1 P2, 169 Z-1 P2/2, and 176 ---- Z-1 P2/2 of Ejido Pantzingo, Municipio de Ajalpan, Puebla, Mexico" and the
     facilities for the manufacture of wearing apparel and constructions therein.

                                 SCHEDULE 2.16

                                   Agreements
                                   ----------


        1.  Collective Bargaining Agreement.

        2. Lease Agreement ("Contrato de Arrendamiento") entered into by and between YKK (U.S.A.) Inc., and Confecciones Jamil S.A. de C.V., herein attached as part of this Schedule 2.16.

                                  SCHEDULE 4.1

                                   Operations
                                   ----------


               1. Make, amend or terminate contracts only in the ordinary course of business;

               2. Refrain from suffering or refrain from creating any security interest, encumbrance or restriction on the Assets;

               3. Refrain from disposing of any of the Assets, except in the ordinary course of business;

               4. Maintain its books, accounts and records in the usual, regular and ordinary manner and in compliance with all applicable laws;

               5. Meet its obligations under all contracts and not become in default thereunder;

               6. Maintain all of the Assets and the Plant in customary repair, order and condition, reasonable wear and tear excepted, and maintain insurance upon the Assets and the Plant comparable in amount and kind to that in effect on the date hereof;

               7.  Operate in the ordinary course of business; and

               8. Operate in such manner as to assure that the representations and warranties of the Sellers and the Shareholders set forth in this Agreement will be true and correct on and as of the Closing Date.

                                 SCHEDULE 4.4.4

                                Agrarian Matters
                                ----------------

               1.- In accordance with Articles 23, 80 and 84 of the Mexican Agrarian Law ("Ley Agraria"), Mr. Abraham Caram Chapur must fulfill the following requirements for the transfer of property of "Parcelas 168 Z-1 P2, 169 Z-1 P2/2, and 176 Z-1 P2/2 of Ejido Pantzingo, Municipio de Ajalpan, Puebla, Mexico".

        a. Register the assignment of rights over the "Parcelas" and related documents before the National Agrarian Registry ("RAN").

        b. Celebrate an "Asamblea Dura" with members of the "Ejido Pantzingo" whereby Mr. Abraham Caram Chapur is authorized to acquire the ownership of the "Parcelas" under a private regime.

        c. Notify the relatives of Mr. Abraham Caram Chapur (wife and children) as well as to the rest of the "ejidatarios", "avecindados" and relatives of such individuals of Mr. Caram's intention to sell the Parcels, granting them a right of first refusal to purchase the land.

        d. Obtain a full and legal Ownership Title ("Titulo de Propiedad") granted by and dully registered by the proper Agrarian and Civil Authorities.

        e. Execute, deliver and register all acts and documents related with the acquisition and transfer of the "Parcelas" before the corresponding Agrarian and Civil Authorities, in accordance with Mexican Law.

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